                                                                 Exhibit 10.23


                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT is executed and delivered as of this 29th day of May, 2001, by LOGIX COMMUNICATIONS CORPORATION, an Oklahoma corporation ("Debtor"), to DOBSON CC LIMITED PARTNERSHIP, an Oklahoma limited partnership ("Secured Party").

                  In consideration of the mutual covenants herein contained, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party agree as follows:

         1. SECURITY INTEREST. Debtor hereby grants, bargains, sells, and conveys unto Secured Party a security interest in and to all of the following property now owned or at any time hereafter acquired by the Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest therein (a) all inventory (as defined in the UCC) and stock in trade of Debtor, and all other property of the same or similar nature now owned or hereafter acquired by Debtor, together with all proceeds as defined in the UCC and products thereof and replacements therefor ("Inventory"), (b) all material items of furniture, fixtures and leasehold improvements of Debtor, now owned or hereafter acquired, together with all proceeds as defined in the UCC and products thereof and replacements therefor ("Furniture, Fixtures and Leasehold Improvements"), (c) equipment, appliances and machinery, now owned or hereafter acquired by Debtor, and which are necessary for the operation of the Debtor's business, as presently conducted, together with all proceeds as defined in the UCC and products thereof and replacements therefor ("Equipment"), (d) all accounts, goods, documents, instruments, contract rights, and chattel paper (in each case as defined in the UCC) ("Accounts") and all proceeds (as defined in the UCC) thereof, (e) general intangibles, including without limitation, goodwill, inventions, designs, patents, trademarks or service marks or applications therefor, trade names, rights under license, franchise or other agreements, interests arising from leases, purchase agreements or other contracts covering real or personal property, tax refunds or claims therefor, warranty or guaranty claims, condemnation awards or proceeds, security interests or other security or collateral, all other personal property of any kind or nature and any right, title or interest therein, all books, records, credit files, customer lists, computer programs, printouts, software, manuals, data, materials and records pertaining to any of the foregoing, and all insurance policies insuring any of the foregoing and all proceeds (as defined in the UCC ) thereof ("Intangibles") investment property, chattel paper (including tangible and electronic chattel paper), deposit accounts , payment intangibles and healthcare insurance receivables (in each case, as defined in the UCC). The Inventory, Furniture, Fixtures and Leasehold Improvements, Equipment, Accounts and Intangibles are hereafter referred collectively as the "Collateral." The tangible personal property included in the Collateral includes, but is not limited to, property located at the locations identified on EXHIBIT "A". "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Oklahoma, provide that to the extent any terms herein are defined in revisions to such Uniform Commercial Code that will be effective as of July 1, 2001, for such purposes, references to the UCC shall be to such revised Uniform Commercial Code.

         2. OBLIGATIONS SECURED. The security interest created hereby is granted to secure the due, punctual and complete performance by Debtor of all obligations now or hereafter owed by Debtor to Secured Party or any affiliate of Secured Party, including without limitation the indebtedness evidenced by any and all promissory notes of Debtor in favor of Secured Party, and any indebtedness evidenced by check, note, draft or open account obligations of Debtor for inventory purchases, and all obligations arising under leases, supply agreements, franchise agreements and service agreements, if any ("Obligations") including, but not limited to, the promissory notes listed on Exhibit "B" hereto (the "Notes").

         3. SALE OR ENCUMBRANCE. Except as approved in writing by Secured Party, Debtor will neither (a) sell, transfer, lease, or otherwise dispose of any item of Inventory, other than in the ordinary course of business nor (b) create or permit the existence of any lien, encumbrance, or security interest of any kind on any of the Collateral; provided, however, that (i) the granting by the Debtor of, or permitting to exist, a security interest on one or more items of personal property that constitutes Collateral to secure the payment of the purchase price for such item or items of personal property, and (ii) the granting of the subordinate security interest described in Paragraph 6.1, are expressly permitted.

         4. BOOKS AND RECORDS. Debtor agrees to maintain complete and accurate books of account covering the Collateral and, at Debtor's expense, deliver to Secured Party such of the books as relate to the Collateral, if and when requested by Secured Party or upon the occurrence of an Event of Default, including, without limitation, all agreements, documents and instruments of any kind or nature relating to the Collateral. Secured Party or its authorized agents shall at all reasonable times have access to Debtor's ledgers, books of account, and other written records evidencing or relating to the Collateral and Secured Party or such agents, at Debtor's expense, may make abstracts from any such ledgers, books of account or records. Secured Party or its authorized agents shall at all reasonable times and as often as reasonably desired have the right to be present at Debtor's places of business to examine all communications, documents and remittances relating to the Collateral and to discuss the business, operations, properties and financial and other condition of Debtor with officers and employees of Debtor and its independent certified accountants.

         5. INSURANCE. Debtor will continuously maintain or cause to be continuously maintained insurance on the tangible personal property included in the Collateral by an insurer approved by Secured Party, against such risks and in such amounts as is required by Secured Party, with such deductibles, endorsements, and form of loss payable clause in favor of Secured Party as are acceptable to Secured Party. Upon the request of Secured Party, Debtor will deliver promptly policies or certificates of insurance evidencing such coverage, together with evidence of the payment of all premiums therefor, to Secured Party.

         6. REPRESENTATIONS AND WARRANTIES AND COVENANTS. Debtor hereby represents and warrants to Secured Party as follows:

                  6.1 AUTHORIZATION, EXECUTION, ORGANIZATION, ETC. Debtor is an Oklahoma corporation, duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Debtor is authorized to do business in all states in which such qualification is necessary. Debtor has obtained all consents, approvals, permits and permissions related to the transactions herein contemplated and required under any covenant, agreement, encumbrance, law or regulation. Debtor has the capacity and authority to incur the Obligations and enter into this Agreement and consummate the transactions herein provided and nothing prohibits or restricts the right or ability of Debtor to carry out the terms hereof. The agreements evidencing the Obligations and Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Debtor hereunder will be duly authorized, executed and delivered by and are binding upon Debtor and are enforceable in accordance with the terms hereof and thereof. Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does nor or shall hereafter breach, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, affecting or relating to Debtor or all or any portion of the Collateral. There are no actions, suits or proceedings pending or, to Debtor's knowledge, threatened, before or by any judicial, administrative or union body, any arbiter or any governmental authority, against or affecting the Collateral (or any portion thereof) or the power or right of Seller to incur the Obligations or carry out the provisions of this Agreement.

                      6.2 OWNERSHIP OF COLLATERAL. Debtor owns the Collateral and is not prohibited by contract or otherwise from subjecting the Collateral to the security interest created hereby. The Collateral is free and clear of all security interests and encumbrances of every nature, except the security interest created hereby, a subordinate security interest created by a security agreement executed by Debtor in favor of Logix Communications Enterprises, Inc., and liens for taxes not delinquent.

                      6.3 MAINTENANCE. Debtor will maintain the tangible personal property included in the Collateral and keep it in good condition and repair.

                      6.4 TAXES. Debtor will pay, before any delinquency, any tax or other governmental charge which is or may become through assessment, distraint, or otherwise a lien or charge on the Collateral, or any portion thereof, or any interest therein, and will pay any tax which may be levied on any obligation secured hereby.

                      6.5 DEBTOR'S ORGANIZATION AND PLACE OF BUSINESS. Debtor will not change its name or state of incorporation without the prior written consent of Lender, which may be conditioned on such action (including UCC filings) as Lender may require in order to preserve its first priority security interest in the Collateral. Debtor's principal place of business and the location of its chief executive office (and the place where all books and records relating to the Collateral are maintained) is set forth below the signature of Debtor. Debtor will advise Secured Party of each location where any Collateral is located and will not remove the Collateral from such location unless and until Secured Party's security interest hereunder is perfected in such a manner as to assure the continued priority of the security interest created hereby. Debtor will not change its chief executive office or principal place of business, its name or the place where its books and records relating to the Collateral are maintained or the state of its incorporation without giving at least 30 days' prior written notice to Secured Party.

                      6.6 PLEDGE AND SECURITY AGREEMENT. The Debtor is an organization organized solely under the laws of the State of Oklahoma and no other state or jurisdiction. Neither any state (other than Oklahoma) nor the United States must maintain a public record showing the Debtor to be organized.

                      6.7 FINANCING STATEMENTS. Debtor will execute and deliver to Secured Party such financing statements, continuation statements, certificates and other documents or instruments as may be necessary to enable Secured Party to perfect or from time to time renew the security interest created hereby including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect the security interest created hereby in any Collateral hereafter acquired by Debtor or in any replacements or proceeds of the Collateral.

                      6.8 CONTRACTS, LICENSES, TRADEMARKS, ETC. Debtor will maintain in full force and effect all material contracts, licenses, trademarks, trade names, patents, and other similar rights constituting part of the Collateral and will not modify or amend any such material contracts or rights on terms that are less favorable to the Debtor than existed immediately prior to such modification or amendment, without the prior written consent of Secured Party.

                      6.9 BANK ACCOUNTS. Debtor will not commingle its cash or securities with those of any corporation controlling, controlled by or under common control with Debtor or any other person or entity, and will at all times maintain bank accounts which are separate from those of any such corporation, person or entity.

                      6.10 INDEMNITY. Debtor will indemnify and hold Secured Party harmless from and against any and all claims, damages, loss, liability or judgments which may be incurred or sustained by Secured Party or asserted against Secured Party, directly or indirectly, in connection with the existence of or the exercise of any of the rights of Secured Party under this Agreement.

                      6.11 EXPENSES. Debtor will reimburse Secured Party for all expenses, including attorneys' fees and legal expenses, incurred by Secured Party in seeking to preserve or protect the Collateral or enforce its rights hereunder, including the expenses of retaking possession of and maintaining and preserving the Collateral.

                      6.12 PAYMENT. Debtor will pay Secured Party all amounts payable in respect of the Obligations to Secured Party as and when the same are due and payable, whether at maturity, by acceleration or otherwise, and will perform all terms of any notes, and all other indebtedness of Debtor to Secured Party, and will discharge all of such liabilities.

                      6.13 LOCATION OF COLLATERAL. Debtor will not permit any of the Collateral to be removed from its present location without the prior written consent of Secured Party, other than in connection with the sale of Inventory in the ordinary course of business. The Inventory and Equipment and the books and records pertaining to the Collateral are kept at the locations listed on Schedule A.

                      6.14 POSSESSION OF DEBTOR'S PREMISES. Should Secured Party at any time have the right to take possession of the Collateral, Debtor hereby grants to Secured Party the irrevocable right to occupy and use, for any purpose directly or indirectly relating to the protection of Secured Party's rights hereunder and without charge, any premises within or upon which the Collateral may be located, for a period of 60 days, commencing with such taking of possession.

                      6.15 No amount payable to the Secured Party under or in connection with the Collateral is evidence by an instrument or chattel paper (as each such term is defined in the UCC).

                      6.16 The security interest granted under the Pledge Agreement is a first priority perfected security interest.

                      6.17 If any of the Collateral shall be or become evidenced or represented by any instrument, certificated security or chattel paper (as each such term is defined in the UCC) such instrument, certificated security or chattel paper shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party to be held as Collateral pursuant to this Security Agreement.

         7. WAIVER. No waiver or modification by Secured Party of any of the terms and conditions hereof shall be effective unless reduced to writing and signed by Secured Party. No waiver or indulgence by Secured Party as to any required performance by Debtor hereunder shall constitute a waiver as to any subsequent required performance or any other obligation of Debtor hereunder.

         8. PERFORMANCE BY SECURED PARTY. In the event Debtor at any time fails to perform any Obligation for which it is obligated hereunder including, without limitation, any payment of taxes, insurance premiums, or other sums of money required to be paid hereunder, Secured Party may, but shall be under no obligation to do so, pay such amount as is required to be paid, in which event Secured Party shall be immediately reimbursed therefor by Debtor. Such amounts paid by Secured Party shall be deemed a portion of the indebtedness secured hereby, and such items shall bear interest from the date incurred by Secured Party until paid by Debtor at the greater of the rate specified in the Notes for interest accruing after an Event of Default or the highest lawful rate. Provided, however, the accrual of interest hereunder shall not prejudice any other remedies which may be available to Secured Party hereunder.

         9. DEFAULT. Debtor shall be in default hereunder in the event of the occurrence of any of the following ("Events of Default"):

                      a. the failure to make any payment required pursuant to any of the Obligations as it becomes due,

                      b. any representation or warranty of Debtor is incorrect, false or misleading in any material respect when made,

                      c. Debtor fails to observe or perform any of the covenants or agreements contained in this Agreement and which failure extends for a period of thirty (30) days or more after Secured Party gives notice thereof to Debtor,

                      d. Debtor fails to observe or perform any other covenant or agreement of any of the Obligations other than the payment of money which continues for a period of thirty (30) days after Secured Party gives notice thereof to Debtor, or

                      e. an event of default occurs and is continuing under any other agreement between Debtor and Secured Party.

                      f. any Event of Default occurs, as defined in the Pledge and Security Agreement dated as of May 29, 2001 between Secured Party and Logix Communications Enterprises, Inc.

                      g. the Secured Party receives at any time after the execution hereof and prior to payment of all of the Obligations, a report from any office in which filings have been made perfecting the security interest created hereby indicating that the Secured Party's security interest is not prior to all other security or other interests reflected in such report.

                      h. Debtor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any Debtor Laws, (iii) admit in writing that it is unable to pay its debts as they become due or generally not pay its debts as they become due, (iv) make a general assignment for the benefit of creditors, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (vi) take corporate action for the purpose of effecting any of the foregoing; or (i) an involuntary petition or complaint is filed against Debtor seeking bankruptcy or reorganization of Debtor, or the appointment of a receiver, custodian, trustee, intervenor or liquidator for Debtor, or for all or substantially all of Debtor's assets, and such petition or complaint is not dismissed within 60 days of the filing thereof, or (ii) an order, judgment or decree shall be entered by any Tribunal approving a petition or complaint seeking reorganization of Debtor or appointing a receiver, custodian, trustee, intervenor or liquidator for Debtor, or of all or substantially all of Debtor's assets, as applicable, and such order, judgment or decree continues unstayed for a period of 60 days.

                      i. Any "Event of Default" occurs under the Pledge and Security Agreement dated as of May 29, 2001 between Logix Communications Enterprises, Inc. and the Secured Party, as amended, modified or supplemented from time to time.

                      j. This Security Agreement shall cease for any reason to be in full force and effect, or the Debtor shall so assert, or the lien or security interested created under this Security Agreement shall cease to be enforceable and of the same effect and priority purported to be created hereunder.

         10. REMEDIES. If an Event of Default occurs, Secured Party may declare all the Obligations to be immediately due and payable and shall be entitled to exercise all remedies available hereunder or under law. Without limiting the foregoing, at the request of Secured Party, Debtor will assemble the Collateral and make it available to Secured Party at a place designated by Secured Party reasonably convenient to both parties. A period of five (5) days from the time the notice is sent shall be a reasonable period for notification of any sale or other disposition of Collateral by or for Secured Party. Debtor agrees to pay, on demand, the amount of all expenses incurred by Secured Party in protecting, preserving, storing, and selling the Collateral. If this Security Agreement, or any obligation secured hereby is referred to an attorney for protecting, defending, or enforcing the provisions hereof, Debtor shall pay a attorneys' fee, expenses of title search, and all court costs and costs of public officials and all costs (including, but not limited to attorneys' fees and expenses) incurred by Secured Party in the taking possession of, preservation, maintenance, and sale of the Collateral, which amounts shall be deemed a portion of the indebtedness secured hereby, and any and all such items shall bear interest from the date incurred by Secured Party until repaid by Debtor at the rate specified in the Note for interest accruing after an Event of Default. The Secured Party may dispose of the Collateral in its condition at the time it is made available or following any commercially reasonable preparation or processing. The Secured Party may comply with any applicable State or federal law requirements in connection with a disposition of the Collateral, and compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Secured Party may specifically disclaim warranties of title and the like.

                  Notwithstanding anything to the contrary contained herein, Secured Party shall have the right at any time and from time to time during any uncured Event of Default, without notice, to notify any of Debtor's account debtors that Accounts have been assigned to Secured Party, to forward all invoices to such account debtors directing them to make payments to Secured Party, to collect all accounts in its or Debtor's name and to take control of any cash or non-cash proceeds of accounts and of any returned or repossessed goods.

                  If the Secured Party sells any of the Collateral upon credit, the Debtor will be credited only with payments actually made by the purchaser and received by the Secured Party. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and the Debtor shall be credited with the proceeds of the sale.

         11. GOVERNING LAW. This Security Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Oklahoma.

         12. NOTICES. All notices, requests, demands, instructions, and other communications required hereunder or contemplated hereby shall be given to Debtor in the manner and to the addresses set forth below and to Secured Party as follows:

                           Dobson CC Limited Partnership
                           14201 Wireless Way
                           Oklahoma City, Oklahoma  73134

         13. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS. This Agreement embodies all representations, warranties, and agreements of the parties and may not be altered or modified except by an instrument in writing signed by the parties.

         14. REMEDIES CUMULATIVE. The various rights, powers, elections, and remedies of Secured Party are cumulative, and no one of them is exclusive of the others or exclusive of any right or remedy allowed by law, and no right shall be exhausted by being exercised on one or more occasions.

         15. BENEFIT OF AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors, legal representatives and assigns.

         16. SECTION HEADINGS. The section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

         17. FILING. A carbon, photographic or other reproduction of this Security Agreement or any financing statement executed pursuant hereto may be filed as a financing statement.

                  EXECUTED AND DELIVERED the day and year first above written.

DEBTOR:                                LOGIX COMMUNICATIONS CORPORATION,
                                       an Oklahoma corporation
                                       By
                                          --------------------------------------
                                           Craig T. Sheetz
                                           President and Chief Executive Officer


                                       Address:

                                           14101 Wireless Way
                                           Oklahoma City, OK  73134
                                           Attn:  Herbert Kenney, Esq.
                                           General Counsel

                                  EXHIBIT "A"

                                   [LOCATIONS]


           LOGIX
  COMMUNICATIONS
     CORPORATION

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     LOC.#                    LANDLORD                           ADDRESS                         DESCRIPTION
-------------------------------------------------------------------------------------------------------------
       1                   TNT Properties                         The Petroleum Inc.                  Switch
                                                           203 W. 54th Ave, Ste. 305
                                                                   Amarillo,TX 79101


       2                  Dilch Ranch Part.              The Atrium at Coulter Ridge                   Sales
                                                           89001 I-40 West, Ste. 240
                                                                  Amarillo, TX 79108


       3                    Dupont Group                      Lake Shore Towers, LTD          Switch & Sales
                                                              210 Barton Springs Rd.
                                                                    Austin, TX 78704


       4               Lake Ats. Commons, Ltd                          Harland Plaza                   Sales
                                                           1717 West 6th St, Ste 212
                                                                    Austin, TX 78702


       5             US Realty & Investment Co.                      115 North Upper                   Sales
                                                                   Broadway, Ste 105
                                                            Corpus Christi, TX 78477


-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
       6                Beverly Hills Center               2323 Bryan St., 1st Floor          Switch & Sales
                                                                          Dallas, TX


       7              NeXcomm Asst. Acquisition                             Inlomart          Switch & Sales
                                                                   1930 Stemmons Fwy
                                                                          Dallas, TX


       8             Quontom Office Investers,Lp                                                       Sales
       9                  7810 Stemmons,LP.               7810 Stemmons Fwy, Ste 420                  Vacant
                                                                    Dallas, TX 75247


       10              Merit Texas Properties                          Parkway Plaza                  Vacant
                                                             14114 N. Dallas Parkway
                                                                    Dallas, TX 75247


       11                 ICC Texas Holding            4110 Rio Bravo Drive, Ste 222                   Sales
                                                                   El Paso, TX 78902


       12                   Equity Office                    1300 Summit Office Park            Sales Office
                                                                       Ft. Worth, TX


       13                    Vista Oaks                          Centro One Building                   Sales
                                                                   9800 Centro Prkwy
                                                                         Houston, TX


       14                Equity Office Grp.                  One Brook Hollow Center                   Sales
                                                                   2950 N. Loop West
                                                                         Houston, TX


       15                Caption's Portfolio                    50 Briar Hollow Lane
                                                                    Houston, TX 7702



       16                 Wedge Int. Tower                          Wedge Int. Tower          Switch & Sales
                                                            1415 Louisiana Bldg. Ste
                                                                    Houston, TX 7702


       17               North Borough Center                     Three North Borough                  Switch
                                                            12707 North Frwy ste 590
                                                                  Houston, TX 770020


       18                   One West Loop                        One West Loop Plaza               Equipment
                                                             2425 W. Loop S, Ste 634
                                                                         Houston, TX


       19               Real Estate Services                    6353 Woodway Ste 362               Equipment
                                                                   Houston, TX 77057


       20                 Wedge Int. Tower                          Wedge Int. Tower                   Sales
                                                            1415 Louisiana Bldg. Ste
                                                                    Houston, TX 7702


       21                  York Town Plaza                   5353-5373 W. Alabama St       Telephone Factory
                                                                         Houston, TX


       22              First Little Rock Plaza                             Suite 299           Vacant Office
                                                               Little Rock, AR 72211


       23               Nalco Reality Company               304-305 N. Meridian Ave.               Warehouse
                                                               Okalahoma City, 73107



       24                     Box Plaza                             Bank of OK Plaza
                                                        201 Roberts S. Kerr, Ste 825
                                                                   Oklahoma City, OK


       25              MVP Limited Partnership                1207 Pennsylvania Ave.                  Vacant


                                                                  Okalahoma City, OK
       26                   Park Ave Corp                               100 Park Ave                  Switch
                                                           Oakalahoma City, OK 73102


       27                  Landmark Towers                              3535 NW 58th               Corporate
                                                            Okalahoma City, OK 73112


       28            Renaissance Associates, LP                    del Sato Building                   Sales
                                                          7015 College Blvd. Ste 725
                                                           Owtand Park, Kansas 66201


       29              Western Properties, Ltd                          301 Broadway
                                                                  100 Taylor St. 366


       30                Crown Alamo Center                         One Alamo Center                  Switch
                                                          108 S. St. Mary's, Ste 400
                                                               San Antonio, TX 79205



       31           One River Walk, Joint Venture                 One River walk Pl.                  Switch
                                                            700 N. St. Mary, Ste 350
                                                               San Antonio, TX 78205


       32            Main Plaza Associates, Ltd                       One Main Plaza                  Switch
                                                            510 S. Main St., Ste 120
                                                                     Tulsa, OK 74118


       33                 PCA Tulsa Bldgs.                           Southland Tower                   Sales
                                                        4111 S. Darlington, Ste 1170


       34                Duke -Weeks Reality                           Westcheler Pl                   Sales
                                                           1352 Olive Blvd. Ste# 240


       35              Charles & Barbara Hall                2354 King Stay, Suite E           Vacant Office
                                                                    Spring field, MO


       36            Southwestern Bell Telephone                  8843 Hillcrest Rd.               Co-Locate
                                                                       Dallas, Texas


       37            Southwestern Bell Telephone              750 W. Mockingbird Ln.               Co-Locate
                                                                      Dallas , Texas


       38            Southwestern Bell Telephone                       5820 Alpha Rd               Co-Locate
                                                                          Dallas, TX


       39            Southwestern Bell Telephone                      633 Lemmon Ave               Co-Locate
                                                                          Dallas, TX


       40            Southwestern Bell Telephone                     312 W. Abram St               Co-Locate
                                                                   Fort Worth, Texas


       41            Southwestern Bell Telephone                  2310 West Lane Dr.               Co-Locate
                                                                         Houston, TX


       42            Southwestern Bell Telephone                       14101 Ashford               Co-Locate
                                                                         Houston, TX


       43            Southwestern Bell Telephone                         4412 Magnum               Co-Locate
                                                                         Houston, TX


       44            Southwestern Bell Telephone               2101 S. Dairy Ashford               Co-Locate
                                                                         Houston, TX


       45            Southwestern Bell Telephone                       1015 Richmond               Co-Locate
                                                                         Houston, TX


       46            Southwestern Bell Telephone                       1308 Richmond               Co-Locate
                                                                         Houston, TX


       47            Southwestern Bell Telephone                        909 Colorado               Co-Locate
                                                                          Austin, TX


       48            Southwestern Bell Telephone                      105 Auditorium               Co-Locate
                                                                          Austin, TX


       49            Southwestern Bell Telephone                           1405 Main               Co-Locate
                                                                     Little Rock, TX


       50            Southwestern Bell Telephone                     308 S. Akers St               Co-Locate
                                                                          Dallas, TX


       51            Southwestern Bell Telephone                        200 E. Tyler               Co-Locate
                                                                      Richardson, TX


       52            Southwestern Bell Telephone                     166 Houston St.               Co-Locate
                                                                      Fort Worth, TX


       53            Southwestern Bell Telephone                     3325 S. Western               Co-Locate
                                                                        Amarillo, TX


       54            Southwestern Bell Telephone                                                   Co-Locate


       55            Southwestern Bell Telephone                      111 Dean McGee               Co-Locate
                                                                   Oklahoma City, Ok


       56            Southwestern Bell Telephone                         14 E. First               Co-Locate
                                                                          Edmond, Ok


       57            Southwestern Bell Telephone                           510 Elgin               Co-Locate
                                                                            Tulsa,OK


       58                   GTE( Verizon)                                210 S. Main               Co-Locate
                                                                           Irvin, TX


       59                    GTE( Valor)                             114 W. Broadway               Co-Locate
                                                                    Broken Arrow, Ok




                      DOBSON MCCLOUD TELEPHONE
-------------------------------------------------------------------------------------------------------------
     LOC.#                    LOCATION                            OWNER                          DESCRIPTION
-------------------------------------------------------------------------------------------------------------
       1                    Cheyenne, OK                                         DTC           Office/ Equip
       2                    Cheyenne, OK                                         DTC          Blue Warehouse
       3                    Cheyenne, OK                                         DTC         Cable Warehouse
       4                    Cheyenne, OK                                         DTC             Radio Tower
       5                     Camargo, OK                                         DTC        Equipment Office
       6                     Camargo, OK                                         DTC                   Tower
       7                      Erick, Ok                                          DTC           Office/Garage
       8                         24                                              DTC        Equipment Office
       9                     Reydon, OK                                          DTC        Equipment Office
       10              Roger Mills County, OK                                    DTC        Equipment Office
       11                  Sweetwater, TX                                        DTC        Equipment Office
       12                     Vici, OK                                           DTC        Equipment Office
       13                     Vici, OK                                           DTC        Equipment Office


                     MCCLOUND EQUIPMENT & BLDGS
-------------------------------------------------------------------------------------------------------------
     LOC.#                    LOCATION                            OWNER                          DESCRIPTION
-------------------------------------------------------------------------------------------------------------
       1                                                                         DTC              Equipment/
                                                                                            Office/Warehouse
       2                                                                         DTC                   Regen
       3                                                                         DTC                   Regen
       4                                                                         DTC                   Regen
       5                                                                         DTC                   Regen
       6                                 Turkey Hill                             DTC                   Regen
       7                                 Turkey Hill                             DTC                   Regen
       8                              Indian Meridan                             DTC                   Regen
       9                                                                         DTC                   Regen
       10                                                                        DTC                   Regen
       11                                                                        DTC                   Regen
       12                                                                        DTC                   Regen
       13                              Preston Olive                             DTC                   Regen
       14                                                                        DTC                   Regen
       15                                                                        DTC                   Regen
       16                                                                        DTC                   Regen
       17                                                                        DTC                   Regen
       18                                                                        DTC                   Regen
       19                                                                        DTC                   Regen
       20                                                                        DTC                   Regen
       21                                                                        DTC                   Regen


       22                                                                        DTC                   Regen
       23                             Elk City Condo                             DTC               Furniture
       24                                  Jack Town                             DTC                   Regen
       25                                  Medowwood                             DTC                   Regen
       26                               Buried Cable                             DTC                   Regen
       27                                     Peebly                             DTC                  Remote
       28                                    Newalla                             DTC

                                   EXHIBIT "B"

                                       PRINCIPAL
         DATE OF NOTE                    AMOUNT
-------------------------------     -----------------
          03/30/2000                        $545,000
          07/20/2000                      20,000,000
          08/02/2000                      15,000,000
          08/09/2000                       2,000,000
          08/10/2000                       7,000,000
          08/11/2000                       3,000,000
          08/15/2000                      15,000,000
          08/17/2000                       3,000,000
          12/29/2000                       4,000,000
          12/31/2000                       1,927,573
          01/29/2001                       2,000,000
          02/15/2001                       2,000,000
          03/12/2001                       2,000,000
          03/31/2001                       1,974,826
          04/02/2001                       2,000,000
                                    -----------------
                                         $81,447,398
                                    =================